UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2021
INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On October 19, 2021, Intuitive Surgical, Inc. (“Intuitive”) issued a press release announcing its financial results for the quarter ended September 30, 2021. A copy of the press release is furnished hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of Intuitive under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.	Departure of Certain Officers; Appointment of Certain Officers.
In connection with executive leadership changes announced on October 19, 2021, Intuitive Surgical, Inc. (the “Company”) appointed Jamie Samath as Chief Financial Officer, effective as of January 1, 2022.
Mr. Samath, age 51, joined Intuitive as Vice President, Corporate Controller in April 2013 and was promoted to Senior Vice President, Finance in July 2019. Prior to joining Intuitive, Mr. Samath was Vice President, Finance, Corporate Controller at Atmel Corporation and, before that, was Vice President, Finance, Corporate Controller at National Semiconductor Corporation. Mr. Samath is a graduate of London Metropolitan University where he earned a B.A. in Business Studies.
In addition, Fredrik Widman will serve as the Company’s Principal Accounting Officer, effective January 1, 2022. Mr. Widman will also continue to serve in the capacity of Vice President, Corporate Controller. Mr. Widman, age 43, joined Intuitive as Director, Assistant Corporate Controller in May 2013, was promoted to Senior Director, Assistant Corporate Controller in January 2016, and was further promoted to Vice President, Corporate Controller in January 2020. Prior to joining Intuitive, Mr. Widman was Senior Manager, Accounting & Policy Compliance at Atmel Corporation and, before that, was Senior Manager at KPMG LLP. Mr. Widman is a graduate of Santa Clara University where he earned a B.S. in Accounting.
There were no new compensatory or other material arrangements entered into, or modifications to existing compensatory arrangements entered into, nor were there any grants or awards made to Mr. Samath or Mr. Widman in connection with these new roles.
There are no transactions in which Mr. Samath or Mr. Widman had or will have a direct or indirect material interest that are required to be reported under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On October 19, 2021, the Company issued a press release announcing executive leadership changes, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Intuitive Surgical, Inc., dated October 19, 2021
99.2	Press release issued by Intuitive Surgical, Inc., dated October 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: October 19, 2021	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Executive Vice President and Chief Financial Officer